UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 Wheeler Road, Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of a Material Definitive Agreement.

As previously reported on our Form 8-K filed on October 2, 2006, we and two of our special purpose entities closed a revolving credit facility (“Loan Agreement”) with Key Bank National Association; Key Equipment Finance, Inc., as Agent; and Relationship Funding, LLC, as CP Issuer.  The special purpose entities we formed in connection with this financing transaction are: Aspen Technology Funding 2006-I LLC, or ATF I, which is a direct subsidiary of our company; and Aspen Technology Funding 2006-II LLC, or ATF II, which is a direct subsidiary of ATF I.

Pursuant to a Letter Agreement dated March 28, 2008, CP Issuer received payment from ATF II on March 31, 2008 in the aggregate amount of $12,206,721.12, and Agent received payment from ATF II in the aggregate amount of $780,155.39.  The Letter Agreement provides that all obligations under the Loan Agreement were terminated and satisfied upon completion of these payments, except for obligations arising under the terms of the Loan Agreement and other applicable transaction documents that, by the terms thereof, survive the termination of the Loan Agreement or such other transaction documents, as applicable.  The Letter Agreement also provides that all of the liens or security interests granted to the Agent were irrevocably and unconditionally terminated and released in full.

The March 28, 2008 Letter Agreement is included as Exhibit 10.1 to this current report.  The summary of the terms of this Letter set forth in this current report is qualified in its entirety by reference to the Letter.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1

Letter Agreement, dated as of March 28, 2008, relating to the Loan Agreement among Aspen Technology Funding 2006-II LLC, as the Borrower; Aspen Technology, Inc. as the initial Servicer; Portfolio Financial Servicing Company, Inc. as the Back-up Servicer; and Key Equipment Finance Inc. as the Agent for the benefit of the Secured Parties; KeyBank National Association, as initial Liquidity Bank; and Relationship Funding Company, as CP Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: April 3, 2008	By:	/s/ Bradley T. Miller
Bradley T. Miller
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Letter Agreement, dated as of March 28, 2008, relating to the Loan Agreement among Aspen Technology Funding 2006-II LLC, as the Borrower; Aspen Technology, Inc. as the initial Servicer; Portfolio Financial Servicing Company, Inc. as the Back-up Servicer; and Key Equipment Finance Inc. as the Agent for the benefit of the Secured Parties; KeyBank National Association, as initial Liquidity Bank; and Relationship Funding Company, as CP Issuer.